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      MORGAN STANLEY INSTITUTIONAL FUND TRUST - LIMITED DURATION PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2010 - SEPTEMBER 30, 2010

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
                                                                AMOUNT OF    % OF     % OF
                                   OFFERING        TOTAL         SHARES     OFFERING  FUNDS
  SECURITY      PURCHASE/  SIZE OF PRICE OF      AMOUNT OF      PURCHASED  PURCHASED  TOTAL
  PURCHASED    TRADE DATE OFFERING  SHARES       OFFERING        BY FUND    BY FUND   ASSETS       BROKERS       PURCHASED FROM
-------------- ---------- -------- -------- ----------------- ------------ --------- ------- ------------------ ----------------
    CIE De       07/13/10       -- $$99.816 $1,500,000,000.00 1,100,000.00   0.07%    0.49%       Citi, BofA      Deutsche Bank
 Financement                                                                                       Merrill         Securities
 Foncier Note                                                                                       Lynch,
  1.625% due                                                                                       Barclays
  7/23/2012                                                                                      Capital, BNP
                                                                                                   Paribas,
                                                                                                    Credit
                                                                                                   Suisse,
                                                                                                Deutsche Bank
                                                                                                 Securities,
                                                                                                   Goldman,
                                                                                                 Sachs & Co.,
                                                                                                  HSBC, J.P.
                                                                                                   Morgan,
                                                                                                    Morgan
                                                                                                   Stanley,
                                                                                                   Natixis,
                                                                                                    Nomura
                                                                                                International,
                                                                                                 RBC Capital
                                                                                                Markets, RBS,
                                                                                                     UBS
                                                                                                  Investment
                                                                                                     Bank

 MetLife Inc.    08/03/10       --  $99.867 $1,000,000,000.00 1,875,000.00   0.19%    0.85%      BofA Merrill    UBS Securities
  2.375% due                                                                                    Lynch, Credit          LLC
   2/6/2014                                                                                        Suisse,
                                                                                                Deutsche Bank
                                                                                                 Securities,
                                                                                                  HSBC, UBS,
                                                                                                  Investment
                                                                                                  Bank Wells
                                                                                                    Fargo
                                                                                                 Securities,
                                                                                                 BNP Paribas,
                                                                                                    Credit
                                                                                                Agricole CIB,
                                                                                                 RBS, Societe
                                                                                                Generale PNC,
                                                                                                   Capital
                                                                                                 Markets LLC,
                                                                                                    Scotia
                                                                                                   Capital,
                                                                                                   Standard
                                                                                                  Chartered
                                                                                                 Bank, Nikko
                                                                                                     Bank
                                                                                                 (Luxembourg)
                                                                                                    S.A.,
                                                                                                  UniCredit
                                                                                                   Capital
                                                                                                Markets, U.S.
                                                                                                  Bank, ANZ
                                                                                                 Securities,
                                                                                                  BNY Mellon
                                                                                                   Capital
                                                                                                Markets, LLC,
                                                                                                  Mitsubishi
                                                                                                     UFJ
                                                                                                 Securities,
                                                                                                  Lloyds TSB
                                                                                                  Corporate
                                                                                                   Markets,
                                                                                                 Commerzbank,
                                                                                                   Guzman &
                                                                                                   Company,
                                                                                                  Ramirez &
                                                                                                  Co., Inc.,
                                                                                                   Siebert
                                                                                                   Capital
                                                                                                 Markets, The
                                                                                                   Williams
                                                                                                   Capital
                                                                                                 Group, L.P.,
                                                                                                  Castle Oak
                                                                                                 Securities,
                                                                                                  L.P., Loop
                                                                                                   Capital
                                                                                                 Markets, MFR
                                                                                                 Securities,
                                                                                                    Inc.,
                                                                                                  Toussaint
                                                                                                   Capital
                                                                                                Partners, LLC
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